Location/Identification

MINFILE Number: 082FSW204

Name(s): **GOLD HILL**
REST CREEK

Status:	Past Producer	**Mining Division:**	Nelson
Mining Method	Underground	**Electoral District:**	Nelson-Creston
Regions:	British Columbia	**Forest District:**	Arrow Boundary Forest District
BCGS Map:	082F024		
NTS Map:	082F03W	**UTM Zone:**	11 (NAD 83)
Latitude:	49 14 25 N	**Northing:**	5454218
Longitude:	117 19 34 W	**Easting:**	476262
Elevation:	1357 metres		
Location Accuracy:	Within 500M		

Comments: Located about 6 kilometres northwest of Salmo. Old records confused this showing with an occurence of the same name on 49 Creek near Nelson which also produced copper.

Mineral Occurrence

Commodities: Gold, Silver, Copper

Minerals
- **Significant:** Arsenopyrite, Chalcopyrite
- **Associated:** Quartz
- **Mineralization Age:** Unknown

Deposit
- **Character:** Vein
- **Classification:** Hydrothermal, Epigenetic
- **Type:** I05: Polymetallic veins Ag-Pb-Zn+/-Au

Host Rock

Dominant Host Rock: Sedimentary

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Lower Jurassic	Rossland	Hall	----

Isotopic Age	Dating Method	Material Dated
---	---	---

Lithology: Argillite, Arenite

Geological Setting

Tectonic Belt:	Omineca	**Physiographic Area:**	Selkirk Mountains
Terrane:	Quesnel		

Inventory

No inventory data

Summary Production

	Metric		Imperial	
Mined:	19	tonnes	20	tons
Milled:	0	tonnes	0	tons

Recovery	Silver	1,027 grams	33 ounces
	Gold	560 grams	18 ounces

Capsule Geology

Argillites and arenaceous sediments of the Lower Jurassic Hall Formation (Rossland Group) are host to a number of closely spaced, quartz veinlets which follow the trend of the bedding. The stratigraphy is gently folded and the amount of quartz increases where small, flat rolls developed in the sediments. Arsenopyrite and minor chalcopyrite were identified in quartz veinlets. Quartz composed about 0.4 metres of the adit face. No reliable precious metal assays are recorded.

A total of 19 tonnes of ore were mined in 1932, 1934 and 1942 form which was recovered 560 grams of gold and 1,027 grams of silver.

Bibliography

EMPR AR 1934-A27; 1942-64,27
EMPR BC METAL MM01000
EMPR BULL 109
EMPR FIELDWORK 1987, pp. 19-30; 1988, pp. 33-43; 1989, pp. 11-27; 1990, pp. 9-31
EMPR OF 1988-1; 1989-11; 1990-8; 1990-9; 1991-2; 1991-16
GSC MAP 299A; 1090A; 1145A
GSC MEM *172, p. 78
GSC OF 1195

Date Coded:	1985/07/24	**Coded By:**	BC Geological Survey (BCGS)	**Field Check:**	N
Date Revised:	1991/03/14	**Revised By:**	Brian Grant(BG)	**Field Check:**	N